SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2004

POPULAR, INC.

(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	NO. 0-13818	NO. 66-0416582

(State or other jurisdiction of incorporation) File Number)	(Commission Identification No.)	(IRS Employer

209 MUÑOZ RIVERA AVENUE

HATO REY, PUERTO RICO	00918

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 765-9800

(Former name or former address, if changed since last report)

SIGNATURE
Exhibit Index
EX-99.1 QUARTERLY REPORT TO SHAREHOLDERS

Item 5.	Other Events and Regulation FD Disclosure

     On April 27, 2004, the Corporation mailed and released its Quarterly Report to Shareholders including the unaudited operational results for the quarter ended March 31, 2004, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This information is furnished under both, Item 5. Other Events and Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition in accordance with SEC Release No. 33-8176. The information in this Form 8-K, including Item 12 and Exhibit 99.1, shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     99.1 Quarterly Report to Shareholders for the quarter ended March 31, 2004

Item 12.	Disclosure of Results of Operations and Financial Condition

     On April 27, 2004, the Corporation mailed and released its Quarterly Report to Shareholders including the unaudited operational results for the quarter ended March 31, 2004, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This information is furnished under both, Item 5. Other Events and Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition in accordance with SEC Release No. 33-8176. The information in this Form 8-K, including this Item 12 and Exhibit 99.1, shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)

Date: April 28, 2004	By:	/s/ Ileana González Quevedo
	Name:	Ileana González Quevedo
	Title:	Senior Vice President and Comptroller

Exhibit Index

Exhibit	Number Description
99.1	Quarterly Report to Shareholders for the quarter ended March 31, 2004.